UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 21, 2010
US AIRWAYS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8444	54-1194634

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

111 West Rio Salado Parkway
Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former name or former address if changed since last report.)
US AIRWAYS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-8442	53-0218143

(State or other Jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
Incorporation)

111 West Rio Salado Parkway
Tempe, Arizona	85281

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (480) 693-0800
N/A
(Former name or former address if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On December 21, 2010, US Airways, Inc. (the “Company”), Wilmington Trust Company, as subordination agent and pass through trustee under certain pass through trusts newly formed by the Company (the “Trustee”), Wells Fargo Bank Northwest, National Association, as escrow agent under the Escrow Agreements (as defined below), and Wilmington Trust Company, as paying agent under the Escrow Agreements, entered into the Note Purchase Agreement, dated as of December 21, 2010 (the “Note Purchase Agreement”). The Note Purchase Agreement provides for future issuance by the Company of equipment notes in the aggregate amount of $340,255,000 (the “Equipment Notes”) to finance eight Airbus aircraft currently owned by the Company (collectively, the “Aircraft”). The payment obligations of the Company under the Equipment Notes are fully and unconditionally guaranteed by US Airways Group, Inc. Pursuant to the Note Purchase Agreement, at the financing of each Aircraft, the Trustee will purchase Equipment Notes issued under a Trust Indenture and Security Agreement (each, an “Indenture” and, collectively, the “Indentures”) with respect to such Aircraft to be entered into by the Company and Wilmington Trust Company, as indenture trustee.
Each Indenture contemplates the issuance of Equipment Notes in two series: Series A, bearing interest at the rate of 6.25% per annum, and Series B, bearing interest at the rate of 8.50% per annum, in the aggregate principal amount (once all the Equipment Notes have been issued) equal to $262,857,000, in the case of Series A, and $77,398,000, in the case of Series B. The Equipment Notes will be purchased by the Trustee, using the proceeds from the sale of Pass Through Certificates, Series 2010-1, Class A and Class B (collectively, the “Certificates” and each class of the Certificates, a “Class”).
Pending the purchase of the Equipment Notes, the proceeds from the sale of the Certificates of each Class were placed in escrow by the Trustee pursuant to an Escrow and Paying Agent Agreement, dated as of December 21, 2010, among Wells Fargo Bank Northwest, National Association, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several underwriters, Wilmington Trust Company, as pass through trustee and as paying agent (each, an “Escrow Agreement” and, collectively, the “Escrow Agreements”). The escrowed funds were deposited with The Bank of New York Mellon under a Deposit Agreement corresponding to each Class of Certificates.
The interest on the Equipment Notes and the escrowed funds is payable semiannually on each April 22 and October 22, beginning on April 22, 2011. The principal payments on the Equipment Notes are scheduled on April 22 and October 22 in certain years, beginning on October 22, 2011. The final payments will be due on April 22, 2023, in the case of the Series A Equipment Notes, and April 22, 2017, in the case of the Series B Equipment Notes. Maturity of the Equipment Notes may be accelerated upon the occurrence of certain Events of Default, including failure by the Company (in some cases after notice or the expiration of a grace period, or both) to make payments under the applicable Indenture when due or to comply with certain covenants, as well as certain bankruptcy events involving the Company. The Equipment Notes issued with respect to each Aircraft will be secured by a lien on such Aircraft and will also be cross-collateralized by the other Aircraft financed pursuant to the Note Purchase Agreement.
The Certificates were registered for offer and sale pursuant to the Securities Act of 1933, as amended (the “Securities Act”), under the Company’s automatic shelf registration statement on Form S-3 (File No. 333-163463) (the “Registration Statement”). For a more detailed description of the agreements and instruments entered into by the Company with respect to the Certificates, see the disclosure under the captions “Description of the Certificates”, “Description of the Deposit Agreements”, “Description of the Escrow Agreements”, “Description of the Liquidity Facilities”, “Description of the Intercreditor Agreement”, “Description of the Equipment Notes” and “Underwriting” contained in the Company’s final Prospectus Supplement, dated December 15, 2010 (the “Prospectus Supplement”), to the Prospectus, dated December 3, 2009, filed with the Securities and Exchange Commission on December 16, 2010 pursuant to Rule 424(b) under the Securities Act, which disclosure is hereby incorporated herein by reference.
This Current Report is also being filed for the purpose of filing as exhibits to the Registration Statement the documents listed in Item 9.01 below, which are hereby incorporated by reference in the Registration Statement.
Item 2.03 Creation of Direct Financial Obligation.
See Item 1.01.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits. The Exhibit Index attached to this Current Report is hereby incorporated by reference. The documents listed on the Exhibit Index are filed as Exhibits with reference to the Registration Statement. The Registration Statement and the final Prospectus Supplement, dated December 15, 2010, to the Prospectus, dated December 3, 2009, relate to the offering of the Certificates.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways Group, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways Group, Inc.
Date: December 23, 2010	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934, US Airways, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

US Airways, Inc.
Date: December 23, 2010	By:	/s/ Derek J. Kerr
Derek J. Kerr
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Pass Through Trust Agreement, dated December 21, 2010, between Wilmington Trust Company, as Trustee, and US Airways, Inc.

4.2	Trust Supplement No. 2010-1A-0, dated as of December 21, 2010, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.3	Trust Supplement No. 2010-1A-S, dated as of December 21, 2010, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.4	Trust Supplement No. 2010-1B-O dated as of December 21, 2010, between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.5	Trust Supplement No. 2010-1B-S, dated as of December 21, 2010 between Wilmington Trust Company, as Trustee, and US Airways, Inc. to Pass Through Trust Agreement, dated as of December 21, 2010

4.6	Revolving Credit Agreement (2010-1A), dated as of December 21, 2010, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Bank, N.A., as Liquidity Provider

4.7	Revolving Credit Agreement (2010-1B), dated as of December 21, 2010, between Wilmington Trust Company, as Subordination Agent, as Borrower, and Morgan Stanley Bank, N.A., as Liquidity Provider

4.8	Intercreditor Agreement, dated as of December 21, 2010, between Wilmington Trust Company, as Trustee, Morgan Stanley Bank, N.A., as Liquidity Provider, and Wilmington Trust Company, as Subordination Agent and Trustee

4.9	Deposit Agreement (Class A), dated as of December 21, 2010, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.10	Deposit Agreement (Class B), dated as of December 21, 2010, between Wells Fargo Bank Northwest, National Association, as Escrow Agent, and The Bank of New York Mellon, as Depositary

4.11	Escrow and Paying Agent Agreement (Class A), dated as of December 21, 2010, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.12	Escrow and Paying Agent Agreement (Class B), dated as of December 21, 2010, among Wells Fargo Bank Northwest, National Association, as Escrow Agent, Morgan Stanley & Co. Incorporated, Citigroup Global Markets Inc. and Credit Suisse Securities (USA) LLC, as representatives of the several Underwriters, Wilmington Trust Company, as Trustee, and Wilmington Trust Company, as Paying Agent

4.13	Note Purchase Agreement, dated as of December 21, 2010, among US Airways, Inc., Wilmington Trust Company, as Trustee, Wilmington Trust Company, as Subordination Agent, Wells Fargo Bank Northwest, National Association, as Escrow Agent, and Wilmington Trust Company, as Paying Agent

Exhibit No.	Description

4.14	Form of Participation Agreement (Participation Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee and Subordination Agent) (Exhibit B to Note Purchase Agreement)

4.15	Form of Indenture (Trust Indenture and Security Agreement between US Airways, Inc., as Owner, and Wilmington Trust Company, as Indenture Trustee) (Exhibit C to Note Purchase Agreement)

4.16	Form of US Airways Pass Through Certificate, Series 2010-1A-O (included in Exhibit 4.1)

4.17	Form of US Airways Pass Through Certificate, Series 2010-1B-O (included in Exhibit 4.3)

4.18	Guarantee, dated as of December 21, 2010, from US Airways Group, Inc.

5.1	Opinion of Latham & Watkins LLP, special counsel to US Airways, Inc. and US Airways Group, Inc.